Exhibit 99.2

Twist Bioscience Spins Out DNA Data Storage as Independent Company

Spin out expected to unlock value by accelerating data storage technology development and allowing each company to focus strategically on its unique products, customers and investors

Atlas Data Storage, a newly formed company, will focus solely on DNA data storage technology and commercialization, with $155 million in seed financing round including ARCH Venture Partners, Deerfield Management, Bezos Expeditions, Tao Capital Partners, Earth Foundry, Rsquared VC, In-Q-Tel (IQT), and other undisclosed investors

Varun Mehta, previously founder of Nimble Storage, to serve as CEO of Atlas Data Storage

Twist remains focused on serving customers across the life sciences spectrum and expanding revenue and gross margin while driving toward adjusted EBITDA breakeven, now expected by the end of fiscal 2026

Twist to retain minority ownership in Atlas Data Storage

Company to discuss news during earnings call and webcast today at 8:00am ET

SOUTH SAN FRANCISCO, Calif., – May 5, 2025 – Twist Bioscience Corporation (NASDAQ: TWST), a core mid-cap growth and value equity company in the life sciences segment of the health care sector, today announced that the company has spun out its DNA data storage technology application as an independent company, named Atlas Data Storage (“Atlas”).

“There are many applications of synthetic DNA with the potential to have an incredible impact on the world. With this spin out, both Twist and Atlas are able to move with full force in growing those applications,” said Emily M. Leproust, Ph.D., CEO and co-founder of Twist. “With this transaction and a pure-play DNA data storage focused business, Atlas receives the investment needed to accelerate technology development and drive toward early access customer engagement while Twist continues to share in the upside opportunity for DNA data storage. This transaction also allows Twist to focus on continued revenue growth and our objective of achieving adjusted EBITDA breakeven and profitability. With the launch of Atlas, we now expect to achieve adjusted EBITDA breakeven by the end of fiscal 2026.”

Under the terms of the contribution and license agreements, Twist assigned and licensed its DNA data storage technology to Atlas in exchange for Twist receiving a minority ownership interest upon close, an upfront cash payment and a secured promissory note. Twist retains an ownership stake in Atlas and may participate in the upside of DNA data storage through future technology and commercial milestone payments, and a revenue share through royalties on future sales of Atlas’ products and services. In addition, Twist will benefit from technology advancements made by Atlas where it applies to Twist’s product groups.

“The data storage market has enormous potential as humans, corporations and organizations generate more and more data that needs to be preserved. By operating as an independent company, Atlas is able to focus solely on bringing DNA data storage from technology to commercialization and invest in all the functions needed to enter the commercial market,” said Varun Mehta, CEO of Atlas Data Storage. “With technology licensed from Twist and an initial close, Atlas is well positioned to drive toward commercialization.”

Emily Leproust, CEO and co-founder of Twist will serve on the board of directors of Atlas. The companies will operate independently with separate management teams. George Kadifa, managing director of Sumeru Equity Partners, will serve as executive chairman of the Atlas board and Varun Mehta, will serve as CEO of Atlas. Mr. Mehta brings significant experience in the data storage industry and has led several successful startups, including Nimble Storage, which was acquired by Hewlett Packard. Twist co-founder and general manager of DNA data storage, Bill Banyai, Ph.D., will move to Atlas and serve as its CTO.

An independent special committee of the Twist Board of Directors approved the process of the spin out and the terms of the agreement. Jefferies LLC served as financial advisor to the independent special committee and to Twist.

Non-GAAP Information

This release includes projections of adjusted EBITDA, which is a non-GAAP financial measure, for the period presented. Adjusted EBITDA is defined as net loss adjusted to exclude interest income, interest expense, income tax expense, depreciation and amortization, other income/expense, net, stock-based compensation expense, restructuring and other costs, impairment of long-lived assets, change in fair value of contingent considerations and holdbacks, and other items that we believe are not indicative of our ongoing results. This non-GAAP measure is not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles (GAAP) and may be different from non-GAAP measures used by other companies. A reconciliation of adjusted EBITDA in fiscal 2026 to a corresponding GAAP financial guidance measure is not available on a forward-looking basis because Twist does not provide guidance on GAAP net loss and is not able to present the various reconciling cash and non-cash items between GAAP net loss and adjusted EBITDA without unreasonable effort. In particular, stock-based compensation expense is impacted by the Company’s future hiring and retention needs, as well as the future fair market value of its common stock, all of which is difficult to predict and is subject to change. The actual amount of these expenses during fiscal 2026 will have a significant impact on Twist’s future GAAP financial results.

Conference Call Information

The company plans to hold a conference call and live audio webcast for analysts and investors today at 8:00 a.m. Eastern Time to discuss this news and the company’s fiscal second quarter 2025 financial results. The conference call will be webcast live through the Investor Relations section under the “Company” tab at www.twistbioscience.com. Those parties interested in participating via telephone must register on the Company’s Investor Relations website or by clicking here. Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that can be used to access the call. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. The webcast replay will be available for two weeks.

About Atlas Data Storage, Inc.

Atlas Data Storage is a technology company building end-to-end DNA data storage. For additional information, please visit www.AtlasDS.com.

About Twist Bioscience Corporation

At Twist Bioscience, we work in service of customers who are changing the world for the better. In fields such as medicine, agriculture, industrial chemicals and defense, by using our synthetic DNA tools, our customers are developing ways to better lives and improve the sustainability of the planet. The faster our customers succeed, the better for all of us, and Twist Bioscience is uniquely positioned to help accelerate their efforts.

Our innovative silicon-based DNA Synthesis Platform provides precision at a scale that is otherwise unavailable to our customers. Our platform technologies overcome inefficiencies and enable cost-effective, rapid, precise, high-throughput synthesis, sequencing and therapeutics discovery, providing both the quality and quantity of the tools they need to most rapidly realize the opportunity ahead. For more information about our products and services, please visit www.twistbioscience.com.

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Twist Bioscience Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the timing and ability of Twist to achieve adjusted EBITDA breakeven, the expected benefits of the spin-out, expectations relating to future contingent payments, expectations with respect to and Atlas Data Storage’s ability to accelerate the technology development and commercialization of DNA data storage, and expectations relating to Altas Data Storage’s ability to close committed financing and close additional rounds of financing. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause Twist’s actual results or achievements to be materially different from any future results or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the ability of Atlas to further develop DNA data storage capabilities and commercialize products and related services, market acceptance of such products and services and competition by other data storage providers. For a description of certain risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Twist’s business in general, see Twist’s risk factors set forth in Twist’s Annual Report on Form 10-K filed with the SEC on November 18, 2024 and subsequent filings with the SEC. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Twist specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

CONTACTS:

For Investors:

Angela Bitting
SVP, Corporate Affairs
925-202-6211

abitting@twistbioscience.com

For Media:

Amanda Houlihan
Communications Manager
774-265-5334

ahoulihan@twistbioscience.com